Pursuant to Rule 497(e)
Registration No. 033-08021

SUNAMERICA EQUITY FUNDS

SunAmerica Japan Fund (the “Fund”)

Supplement dated August 1, 2014 to the Prospectus

dated February 1, 2014, as supplemented and amended to date

Effective immediately, under the heading “Fund Highlights: SunAmerica Japan Fund – FEES AND EXPENSES OF THE FUND,” on page 7 of the Prospectus, the information in the table that describes the fees and expenses under the heading “Annual Fund Operating Expenses” with respect to Class C shares is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class C
Management Fees	1.15%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.97%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursement/(Recoupment)	4.12%
Fee Waivers and/or Expense Reimbursement(2)(3)	1.57%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement/(Recoupment)(2)(3)	2.55%

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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